UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

URBAN OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

URBAN OUTFITTERS, INC.

To Be Held On:

May 17, 2011, at 10:30 a.m.

5000 South Broad Street, Building 543, Philadelphia, Pennsylvania

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 28, 2011 to facilitate timely delivery, otherwise you will not receive a paper or e-mail copy.

Please visit http://proxy.urbn.com, where the following materials are available for view:

• Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: (800) 220-9700

E-MAIL: proxymaterial@urbanout.com

WEBSITE: http://proxy.urbn.com

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting (for directions call (215) 454-5500).

MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR CLASS II DIRECTOR.				THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.
1.	Election of Directors:

	NOMINEES:	Edward N. Antoian Joel S. Lawson III Glen T. Senk	Class II until 2014 Class II until 2014 Class II until 2014	2. Approval of the Advisory Vote on Executive Compensation.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 3 YEAR ALTERNATIVE.

3. Approval of the Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE SHAREHOLDER PROPOSAL REQUIRING A NEW POLICY AND REPORT ON BOARD OF DIRECTORS DIVERSITY.

4. Shareholder proposal requiring a new policy and report on Board of Directors diversity.

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

	Please note that you cannot use this notice to vote by mail.			These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is March 21, 2011. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.